UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 20, 2006

FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	77-0431154 (I.R.S. Employer Identification No.)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
          On April 20, 2006, Foundry Networks, Inc. (the “Company”) issued a press release regarding its financial results for the three months ended March 31, 2006. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K and is incorporated herein by reference.
          This release includes non-GAAP measures which are not in accordance with generally accepted accounting principles. In the first quarter of 2006, Foundry adopted Financial Accounting Standards Board Statement No. 123R,or SFAS 123R, which requires companies to recognize the compensation cost associated with stock-based awards in their financial statements. As a result, our financial statements for the first quarter of 2006 include stock-based compensation expense, but our financial results for the first quarter of 2005 do not include stock-based compensation expense because periods prior to January 1, 2006 are not required to be restated. Foundry has provided the non-GAAP financial information, which is adjusted to exclude stock-based compensation expense, as well as a reconciliation of GAAP net income to non-GAAP net income. As Foundry begins to apply SFAS 123R, it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123R are reflected on its statements of operations. For its internal budgets, Foundry’s management uses financial statements that do not include stock-based compensation expense related to its stock-based awards. Foundry’s management also uses the non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of Foundry. The non-GAAP information should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          99.1 Press Release of Foundry Networks, Inc. dated April 20, 2006, entitled “Foundry Networks Reports First Quarter 2006 Financial Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: April 20, 2006	By:	/s/ Timothy D. Heffner
Timothy D. Heffner
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
99.1	Press Release of Foundry Networks, Inc. dated April 20, 2006, entitled “Foundry Networks Reports First Quarter 2006 Financial Results.”